Financial Instruments	12 Months Ended
Dec. 31, 2025
Financial Instruments [abstract]
FINANCIAL INSTRUMENTS
21.	FINANCIAL INSTRUMENTS

a)	Derivatives

As described in Note 6, the Company entered into an amendment to its “ISDA Master Agreement” that was entered into with National Bank of Canada (“NBC”) in June 2022, providing the Company with an up to US$5.3 million treasury line enabling additional access to funds for future zinc contract commitments. As at December 31, 2025 and 2024, there were no open Zinc Swap contracts.

In addition, as described in Note 18b, the Company has recognized a derivative financial liability related to the special warrants issued during the year. The special warrants meet the definition of a derivative and are classified as a financial liability measured at fair value through profit or loss, with changes in fair value recognized in the statements of income (loss) and comprehensive income (loss).

b)	Risk management objectives and policies

The Company’s principal financial liabilities comprise accounts payable and accrued liabilities, debt, lease liabilities and loan from related party. The main purpose of these financial instruments is to manage short-term cash flow and raise finance for the Company’s capital expenditures. The Company’s principal financial assets comprise cash and cash equivalents, trade receivables, and other receivables that arise directly from its operations.

The Company may be exposed to risks of varying degrees of significance which could affect its ability to achieve its strategic objectives. The Company manages risks to minimize potential losses. The main objective of the Company’s risk management process is to ensure that the risks are properly identified and that the capital base is adequate in relation to those risks. The Company’s risk exposure and the impact on the Company’s financial instruments are summarized below:

Credit risk

Credit risk is the risk of potential loss to the Company if the counterparty to a financial instrument fails to meet its contractual obligations.

The Company is exposed to credit risk with respect to its cash and cash equivalents, trade receivables and other receivables. The Company’s maximum exposure to credit risk is the amount disclosed in the consolidated statements of financial position.

Credit risk associated with cash and cash equivalents is minimized by placing the majority of these instruments with major Canadian financial institutions with strong investment-grade ratings as determined by a primary ratings agency.

Credit risk associated with trade receivables is managed by dealing with a reputable international metals trading company. The Company typically receives provisional payments of up to 90% of the value of each shipment within days after delivery. The Company assesses and monitors risk by performing an aging analysis of its trade receivables. As at December 31, 2025, all of the Company’s trade receivable were due form a single customer.

Liquidity risk

Liquidity risk represents the risk that the Company will be unable to meet its obligations associated with its financial liabilities. The Company manages liquidity risk by preparing an annual budget for approval by the Board of Directors and preparing cash flow and liquidity forecasts on, at minimum, a quarterly basis. The Company maintains credit facilities and endeavours to maintain sufficient cash balances to meet its liquidity requirements at any point in time.

Market risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market factors. Market risk comprises three types of risk: price risk, interest rate risk and currency risk.

Price risk

Price risk is the risk that the fair value of future cash flows of the Company’s financial instruments will fluctuate because of changes in market prices.

The Company is exposed to the risk of fluctuations in prevailing market commodity prices for zinc which it sells into global markets. The market price of zinc is a key driver of the Company’s capacity to generate cash flow. The Company manages this risk through fixed price contracts when appropriate.

Management has estimated the impact on profit before tax for changes in zinc prices on the fair value of provisionally priced trade receivables. Based on the December 31, 2025 balance, and assuming all other variables remain constant, a 10% change in zinc prices would increase/decrease provisionally priced trade receivables and revenue by $820.

Interest rate risk

Interest rate risk is the risk that the fair values and future cash flows of the Company will fluctuate because of changes in market interest rates.

The Company is exposed to interest rate risk to the extent that the cash maintained at financial institutions is subject to a floating rate of interest. The interest rate risk on cash is considered insignificant due to the low interest rates in the current economic environment and short-term nature of its holdings and as such the Company does not take any actions to manage interest rate risk.

The Company is exposed to interest rate cash flow risk on certain long-term debt amounts as the payments will fluctuate during their term with changes in the interest rate. The Company manages its interest rate risk by having a balanced portfolio of fixed and variable rate loans and borrowings. Approximately 12% of the Company’s portfolio of loans and borrowings bear interest at variable rates. Based on the principal owing at December 31, 2025, and assuming all other variables remain constant, a 1% change in the SOFR rate would result in an increase/decrease of $31 in the annual interest expense.

Currency risk

Currency risk is the risk that the fair values or future cash flows of the Company’s financial instruments will fluctuate because of changes in foreign currency exchange rates.

The Company’s currency risk primarily arises from financial instruments denominated in US dollars that are held at the parent company level, as the functional currency of the parent company is Canadian dollars. Conversely for the Company’s subsidiaries whose functional currency is US dollars, currency risk primarily arises from financial instruments denominated in Canadian dollars that are held at the subsidiary company level. The Company does not consider the currency risk to be material to the future operations of the Company and, as such, does not have a hedging program or any other programs to manage currency risk.